Exhibit 99.1

Bispecific Antibody, APVO442, Differentiated to Treat Prostate Cancer with Precision Tumor Targeting and Reduced Risk of Side Effects

Powered by Aptevo’s proprietary ADAPTIR-FLEX® platform, antibody innovation targeting difficult-to-treat cancers

SEATTLE, WA – December 4, 2024 – Aptevo Therapeutics Inc. (Nasdaq: APVO), a clinical-stage biotechnology company focused on developing novel immune-oncology therapeutics based on its proprietary ADAPTIR® and ADAPTIR-FLEX® platform technologies, today announced additional details about the Company’s preclinical bispecific antibody, APVO442, differentiated to target prostate cancer with enhanced precision and minimized safety risk. APVO442 is the first molecule developed using Aptevo's cutting-edge ADAPTIR-FLEX platform, which is driving innovation in antibody engineering for complex disease management.

While early diagnosis and treatment have significantly improved prostate cancer survival rates, it remains challenging to treat effectively in late-stage, advanced forms like castration-resistant prostate cancer (CRPC). Prostate cancer is the second most common cancer in men and according to the American Cancer Society approximately 300,000 new cases are diagnosed in the United States annually. The therapeutic treatment market is approximately $14 billion and is expected to grow to more than $24 billion over the next ten years.

APVO442 is engineered to address treatment challenges associated with later stage diagnosis with its unique design that enables precise tumor targeting while activating the immune system in a controlled manner. The molecule binds to Prostate-Specific Membrane Antigen (PSMA) on prostate cancer cells where it activates T cells within the tumor and enhances targeted tumor cell killing. This is notable because the approach reduces the risk of harm to healthy cells. Preclinical studies have shown that the molecule readily localizes to solid tumors by avoiding unwanted binding to immune cells circulating in the bloodstream. This approach helps the treatment focus on fighting the tumor itself while reducing the risk of widespread side effects, making it both safer and more effective.

“We are excited about APVO442, our PSMA x CD3 bispecific, designed using our ADAPTIR-FLEX platform.

By designing a therapeutic that binds to two different antigens present on prostate cancer and immune cells, the treatment becomes more selective, reducing the likelihood of affecting healthy cells and increasing its anti-cancer potential. The engagement of CD3 amplifies the immune response, making it an ideal candidate for combination therapy and even greater efficacy. We anticipate that the safety and efficacy advantages of APVO442 will be confirmed in the clinic, following the positive overall performance of our other CD3-targeting clinical candidate, mipletamig,” said Marvin White, President and CEO of Aptevo. “The global prostate cancer market, currently valued at $14 billion, is projected to grow to $24 billion over the next decade. While survival rates have improved significantly for patients diagnosed early, there remains a substantial unmet need among those with advanced-stage disease. APVO442 has the potential to address this critical gap and play a transformative role in the growing market, much like our lead drug, mipletamig, which has the potential to become an important player in the $6.3 billion AML market."

About Aptevo Therapeutics

Aptevo Therapeutics Inc. (Nasdaq: APVO) is a clinical-stage biotechnology company focused on developing novel bispecific immunotherapies for the treatment of cancer. The Company has two clinical candidates. Mipletamig is currently being evaluated in RAINIER, a Phase 1b/2 trial for the treatment of frontline acute myeloid leukemia in combination with standard of care venetoclax + azacitidine. Mipletamig has orphan status for AML according to the Orphan Drug Act. ALG.APV-527, a bispecific conditional 4-1BB agonist, only active upon simultaneous binding to 4-1BB and 5T4, is being co-developed with Alligator Bioscience and is being evaluated in a Phase 1 clinical trial for the treatment of multiple solid tumor types likely to express 5T4. The Company has three pre-clinical candidates with different mechanisms of action designed to target a range of solid tumors. All pipeline candidates were created from two proprietary platforms, ADAPTIR® and ADAPTIR-FLEX®. The Aptevo mission is to improve treatment outcomes and transform the lives of cancer patients. For more information, please visit www.aptevotherapeutics.com.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including, without limitation, Aptevo's expectations regarding the effectiveness of its ADAPTIR® and ADAPTIR-FLEX® platform technologies and whether such technologies will accelerate drug discovery and development, statements related to the efficacy and safety of APVO442 for the treatment of prostate cancer, whether preclinical studies of APVO442 will be indicative of later studies and/or trials, statements related to the performance of Aptevo's drug candidates in the clinic and whether such performance will translate into improved patient outcomes, statements related to the progress of and enthusiasm for Aptevo's preclinical and clinical programs, statements related to Aptevo's ability to generate stockholder value, whether Aptevo will continue to have momentum in its business in the future, and any other statements containing the words "may," "believes," "expects," "potential," "designed," "engineered," "innovative," "initiate," "allow," "promise," "plans," "will" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Aptevo's current intentions, beliefs, and expectations regarding future events. Aptevo cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from Aptevo's expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. There are several important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including a deterioration in Aptevo's business or prospects; further assessment of preliminary or interim data or different results from later clinical trials; adverse events and unanticipated problems, adverse developments in clinical development, including unexpected safety issues observed during a clinical trial; adverse developments in the U.S. or global capital markets, credit markets or economies generally; and changes in regulatory, social, macroeconomic, and political conditions. For instance, actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties inherent in the initiation, enrollment and maintenance of patients in clinical trials, uncertainties inherent in the results of preliminary or interim data and preclinical and clinical studies being predictive of the results of later-stage clinical trials, the availability and timing of data from ongoing clinical trials, the trial design includes combination therapies that may make it difficult to accurately ascertain the benefits of mipletamig, expectations for the timing and steps required in the regulatory review process, expectations for regulatory approvals, the impact of competitive products, our ability to enter into agreements with strategic partners or raise funds on acceptable terms or at all and other matters that could affect the availability or commercial potential of the Company's product candidates, business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises such as the novel coronavirus (referred to as COVID-19), geopolitical risks, including the current war between Russia and Ukraine as well as the war between Israel and Hamas, and macroeconomic conditions such as rising inflation and interests rates, increased market volatility and decreased consumer confidence. These risks are not exhaustive, Aptevo faces known and unknown risks. Additional risks and factors that may affect results are set forth in Aptevo's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its subsequent reports on Form 10-Q and current reports on Form 8-K. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from Aptevo's expectations in any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, Aptevo does not assume any obligation to update any forward-looking statement to reflect new information, events, or circumstances.

Aptevo Therapeutics
Miriam Weber Miller
Email: IR@apvo.com or millerm@apvo.com
Phone: 206-859-6629